INCOME TAXES	12 Months Ended
Dec. 31, 2015
INCOME TAXES [Abstract]
INCOME TAXES
13.	INCOME TAXES

Fly is a tax resident of Ireland and has wholly-owned subsidiaries in Ireland, France, Luxembourg, Australia, Singapore and Labuan that are tax residents in those jurisdictions. In general, Irish resident companies pay corporation tax at the rate of 12.5% on trading income and 25.0% on non-trading income. Under current tax rules in Ireland, the Company is allowed to carry forward its net operating losses for an indefinite period to offset any future income.

Fly's Australian resident subsidiaries pay a corporation tax of 30.0% and Fly's French resident subsidiaries pay a corporation tax of 33.33% on their net taxable income. Repatriated earnings and any undistributed earnings from the Company's Cayman and Australian subsidiaries will be taxed at the 25.0% and 12.5% tax rate, respectively. As of December 31, 2015, the Company had undistributed earnings from its Australian subsidiary of approximately $19.3 million. The Company has the ability and intends to indefinitely reinvest these undistributed earnings. An Australian withholding tax of 15% could be applied to distributions which have yet to be taxed in Australia. The amount to which the withholding tax would be applied is not practical to estimate because of complexities in the computation. Accordingly, the Company has not recorded such withholding tax liability in its financial statements.

Income tax expense (benefit) by jurisdiction is shown below:

	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
	(Dollars in thousands)
		As restated	As restated
Current tax (benefit) expense:
Ireland	$33	$—	$400
Luxembourg	252	210	175
United States	—	2	(1,131)
Australia	138	—	—
Other	57	48	20
Current tax expense (benefit) — total	480	260	(536)
Deferred tax expense (benefit):
Ireland	4,558	8,208	1,082
Australia	334	241	2,601
Other	27	(18)	(13)
Deferred tax expense (benefit) — total	4,919	8,431	3,670
Total income tax expense	$5,399	$8,691	$3,134

In 2013, the Company recognized a tax benefit of $1.1 million related to 2012 U.S. Federal and State taxes primarily resulting from the re-allocation of BBAM LP's U.S. sourced income among its partners.

The Company had no unrecognized tax benefits as of December 31, 2015 and 2014. The principal components of the Company's net deferred tax asset (liability) were as follows:

	December 31, 2015	December 31, 2014
	(Dollars in thousands)
		As restated
Deferred tax asset:
Net operating loss carry forwards	$181,370	$221,026
Net unrealized losses on derivative instruments	1,999	2,483
Basis difference on acquisition of GAAM Australian assets	6,844	9,597
Other	240	311
Valuation allowance	(23,029)	(22,418)
Total deferred tax asset	167,424	210,999
Deferred tax liability:
Excess of tax depreciation over book depreciation	(171,084)	(206,719)
Book/tax differences identified in connection with GAAM Portfolio acquisition	(911)	(1,634)
Net earnings of non-European Union member subsidiaries	(16,170)	(17,952)
Total deferred tax liability	(188,165)	(226,305)
Deferred tax liability, net	$(20,741)	$(15,306)

The Company records valuation allowances to reduce deferred tax assets to the extent it believes it is more likely than not that a portion of such assets will not be realized. In making such determinations, the Company considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies, and its ability to carry back losses to prior years. The Company is required to make assumptions and judgments about potential outcomes that may be outside its control. Critical factors include the projection, source, and character of future taxable income. Although realization is not assured, the Company believes it is more likely than not that deferred tax assets, net of the valuation allowance, will be realized. The amount of deferred tax assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward periods are reduced or current tax planning strategies are not implemented. At December 31, 2015 and 2014, the Company had a valuation allowance of $23.0 million and $22.4 million, respectively.

The Company had recorded valuation allowances against a deferred tax asset in connection with basis differences on the acquisition of GAAM's Australian assets. In connection with the sale of aircraft owned by a wholly-owned Australian subsidiary in 2013, the Company generated capital gains and has utilized approximately $2.3 million of the deferred tax asset.

Under current tax rules in Ireland, the Company is allowed to carry forward its net operating losses for an indefinite period to offset any future income. However, the Company has recorded net valuation allowances of $3.4 million and $2.5 million for the years ended December 31, 2015 and 2014, respectively.

The table below is a reconciliation of the Irish statutory corporation tax rate of 12.5% on trading income to the Company's recorded income tax expense (benefit):

	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
		As restated	As restated
Irish statutory corporate tax rate on trading income	12.5%	12.5%	12.5%
Valuation allowances	12.0%	3.6%	0.8%
Equity earnings from Fly-Z/C LP	(0.5)%	(0.4)%	(0.3)%
Tax impact of repurchased and resold Notes	(3.2)%	(0.6)%	(0.8)%
Share-based compensation	0.1%	—	0.7%
Foreign tax rate differentials	(9.7)%	(3.9)%	(1.4)%
True-up of prior year tax provision	1.4%	0.2%	(1.7)%
Non-taxable gain on debt extinguishment	—	(1.2)%	(5.2)%
Non-deductible interest expense, transaction fees and expenses	6.1%	2.4%	0.9%
Other	0.4%	0.0%	(0.0)%
Income tax expense	19.1%	12.6%	5.5%

Under Irish tax legislation, the Irish Revenue are entitled to make enquiries and/or raise an assessment of any corporation tax return submitted up to a period of four years from the end of the year in which the return is submitted. As such, Irish Revenue are currently entitled to make enquiries and/or raise an assessment in respect of the corporation tax returns submitted by the Company's Irish subsidiaries in respect of the years ended December 31, 2011 to 2015.